Exhibit 99.1
                                 Endogen, Inc.


                       Research Products and Operations of
                            T Cell Diagnostics, Inc.

                          Index to Financial Statements

Report of Independent Accountants..................................10
Balance Sheet at December 31, 1995 and 1994........................11
Statement of Operations for the Years Ended
   December 31, 1995, 1994 and 1993................................12
Statement of Cash Flows for the Years Ended
   December 31, 1995, 1994 and 1993................................13
Notes to Financial Statements......................................14

                        REPORT OF INDEPENDENT ACCOUNTANTS

         To the Board of Directors and Stockholders of T Cell Sciences, Inc.:


         In our opinion, the accompanying balance sheet and the related statements of operations and of cash flows present fairly, in all material respects, the financial position of the research products and operations of T Cell Diagnostics, Inc. (the "Business") at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of T Cell Sciences, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.







         PRICE WATERHOUSE LLP
         Boston, Massachusetts
         May 17, 1996

T CELL DIAGNOSTICS, INC.
RESEARCH PRODUCTS AND OPERATIONS
BALANCE SHEET


                                                                                 December 31,                  December 31,
                                                                                         1995                          1994
- - ---------------------------------------------------------------------------------------------------------------------------

ASSETS

Current Assets:
     Accounts Receivable, Net of the Allowance for
         Doubtful Accounts of  $17,187 and $10,000                                $   326,995                   $   460,140
     Inventories, Net                                                                 390,779                       390,584
     Prepaid and Other Current Assets                                                 185,591                       204,678
- - ---------------------------------------------------------------------------------------------------------------------------

         Total Current Assets                                                         903,365                     1,055,402
- - ---------------------------------------------------------------------------------------------------------------------------

Property and Equipment, Net                                                           535,838                       261,398
Other Assets                                                                          122,683                       123,074
- - ---------------------------------------------------------------------------------------------------------------------------

              Total Assets                                                       $  1,561,886                  $  1,439,874
===========================================================================================================================

LIABILITIES AND PARENT COMPANY INVESTMENT

Current Liabilities:
     Accounts Payable                                                            $    254,261                  $    256,770
     Accrued Expenses                                                                 134,323                       139,923
- - ---------------------------------------------------------------------------------------------------------------------------

         Total Current Liabilities                                                    388,584                       396,693
- - ---------------------------------------------------------------------------------------------------------------------------

Commitments and Contingent Liabilities (Note 5)

Parent Company Investment (Note 13)                                                 1,173,302                     1,043,181
- - ---------------------------------------------------------------------------------------------------------------------------

              Total Liabilities and Parent Company Investment                    $  1,561,886                  $  1,439,874
===========================================================================================================================


The accompanying notes are an integral part of the financial statements.

T CELL DIAGNOSTICS, INC.
RESEARCH PRODUCTS AND OPERATIONS
STATEMENT OF OPERATIONS


                                                                      Year Ended           Year Ended            Year Ended
                                                                    December 31,         December 31,          December 31,
                                                                            1995                 1994                  1993
- - ---------------------------------------------------------------------------------------------------------------------------

REVENUE:

Product Sales                                                       $  2,299,957         $  3,032,231         $  3,349,561
- - ---------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES:

Cost of Product Sales                                                  1,835,946            1,884,839             2,286,618
Research and Development (Note 11)                                       822,788              945,989             3,625,238
General and Administrative                                             1,218,054            1,103,896             1,037,475
Marketing and Sales                                                      573,936              936,206             1,329,265
Facility Relocation                                                           --              134,286                    --
- - ---------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                                               4,450,724            5,005,216             8,278,596
- - ---------------------------------------------------------------------------------------------------------------------------

Net Loss                                                            $ (2,150,767)        $ (1,972,985)         $ (4,929,035)
===========================================================================================================================


The accompanying notes are an integral part of the financial statements.

T CELL DIAGNOSTICS, INC.
RESEARCH PRODUCTS AND OPERATIONS
STATEMENT OF CASH FLOWS

                                                                      Year Ended           Year Ended            Year Ended
                                                                    December 31,         December 31,          December 31,
Increase (Decrease) in Cash                                                 1995                 1994                  1993
- - ---------------------------------------------------------------------------------------------------------------------------

Cash Flows From Operating Activities:

Net Loss                                                            $ (2,150,767)        $ (1,972,985)         $ (4,929,035)
Adjustments to Reconcile Net Loss to Cash
     used by Operating Activities:
         Depreciation and Amortization                                   175,499              140,966               158,925

Changes in Assets and Liabilities:
     Accounts Receivable                                                 133,145               19,349                65,569
     Inventories                                                            (195)               4,007               173,040
     Prepaid and Other Assets                                             19,087             (189,056)              120,388
     Accounts Payable and Accrued Expenses                                (8,109)             (77,230)              (58,055)
- - ---------------------------------------------------------------------------------------------------------------------------
Net Cash Used by Operating Activities                                 (1,831,340)          (2,074,949)           (4,469,168)
- - ---------------------------------------------------------------------------------------------------------------------------

Cash Flows From Investing Activities:

Acquisition of Property and Equipment                                   (437,224)             (98,755)              (32,017)
Increase in Patents and Licenses                                         (12,324)              (8,568)               (1,461)
- - ---------------------------------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by Investing Activities                        (449,548)            (107,323)              (33,478)
- - ---------------------------------------------------------------------------------------------------------------------------

Cash Flows From Financing Activities:

Additional Capital Contributed by Parent Company                       2,280,888            2,182,272             4,502,646
- - ---------------------------------------------------------------------------------------------------------------------------

Increase in Cash                                                 $            --      $            --       $            --

Cash  at Beginning of Year                                       $            --      $            --       $            --
- - ---------------------------------------------------------------------------------------------------------------------------

Cash at End of Year                                              $            --      $            --       $            --
===========================================================================================================================



The accompanying notes are and integral part of the financial statements.

T CELL DIAGNOSTICS, INC.
RESEARCH PRODUCTS AND OPERATIONS
NOTES TO  FINANCIAL STATEMENTS


1.   FORMATION AND BASIS OF PRESENTATION

The Business


Under a purchase and sale agreement dated as of March 4, 1996, Endogen, Inc. acquired the research products and operations (the "Business") of T Cell Diagnostics, Inc. ("TCD"), a wholly owned subsidiary of T Cell Sciences, Inc. ("TCS").


The Business develops, manufactures and markets proprietary products used in the research or preclinical diagnostic market. The Business excludes TCD's TRAx(R) diagnostic product franchise which includes TRAx CD4 for CD4 cell enumeration in monitoring HIV infected patients. The Business shares administrative offices with other TCS operations in Needham, Massachusetts.

Basis of Presentation

These financial statements present the historical financial position, results of operations and cash flows of the Business previously included in the TCS consolidated financial statements. The Securities and Exchange Commission, in Staff Accounting Bulletin No. 5, requires that historical financial statements of a subsidiary, division or lesser business component of another entity include certain expenses incurred by the parent on its behalf (Note 14).

Earnings per share calculations are not reflected herein, as this information is not considered meaningful as a result of the Business not being a legal entity, and therefore not having customary equity or capital accounts. Accumulated funding from TCS to the Business is reflected in Parent Company Investment (Note
13).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)  Revenue Recognition

Revenue from product sales is recognized when the product is shipped.

(B)  Research and Development Costs

Research and development costs are expensed as incurred.

(C)  Concentration of Credit Risk

Financial instruments which potentially expose the Business to concentrations of credit risk consist primarily of trade accounts receivable. To minimize the risk, ongoing credit evaluation of customer's financial condition is performed.

(D)  Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

(E)  Property and Equipment

Property and equipment is stated at cost and depreciated over the estimated useful lives of the related assets using the straight-line method. Laboratory equipment and office furniture and equipment are depreciated over a five year period and computer equipment is depreciated over a three year period. Leasehold improvements are amortized over the shorter of the estimated useful life or the noncancelable term of the related lease.

(F)  Licenses, Patents and Trademarks

Included in other assets are purchased licenses, patents and trademarks which are capitalized and amortized over the shorter of the estimated useful lives or ten years using the straight-line method.

(G)  Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at December 31, 1995 and 1994 and the reported amounts of revenue and expense for the years ended December 31, 1995, 1994 and 1993. Actual results could differ from those estimates.

3.  INVENTORIES

Inventories consist of the following:

                                                                    December 31,              December 31,
                                                                            1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Raw Materials                                        $ 147,474                  $184,206
                  Work In Process                                        126,332                   171,613
                  Finished Goods                                         332,574                   126,223
- - ----------------------------------------------------------------------------------------------------------
                                                                         606,380                   482,042
                  Reserve for Obsolescence                              (215,601)                  (91,458)
- - ----------------------------------------------------------------------------------------------------------
                                                                       $ 390,779                  $390,584
==========================================================================================================

4.   PREPAID AND OTHER CURRENT ASSETS

Prepaid and other current assets includes the following:

                                                                    December 31,              December 31,
                                                                            1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Prepaid License Fees                                   $63,428                   $55,769
                  Prepaid Consulting Fees                                 86,893                        --
                  Deposits                                                    --                    64,177
                  Miscellaneous Accounts Receivable                           --                    56,800
                  Other                                                   35,270                    27,932
- - ----------------------------------------------------------------------------------------------------------

                                                                        $185,591                  $204,678
==========================================================================================================

5.   PROPERTY, EQUIPMENT AND LEASES

Property and equipment includes the following:

                                                                    December 31,              December 31,
                                                                            1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Laboratory Equipment                               $   753,417               $   942,438
                  Office Furniture and Equipment                         201,237                   155,231
                  Leasehold Improvements                                 500,972                     4,800
- - ----------------------------------------------------------------------------------------------------------
                  Property and Equipment, Total                        1,455,626                 1,102,469
                  Less Accumulated Depreciation
                      and Amortization                                  (919,788)                 (841,071)
- - ----------------------------------------------------------------------------------------------------------

                                                                     $   535,838               $   261,398
==========================================================================================================

Depreciation expense related to equipment and leasehold improvements was approximately $163,000, $131,000 and $150,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

In June 1994, TCS and TCD evacuated their former Cambridge, Massachusetts facility due to air quality problems and in October 1994 TCD entered into a five-year lease for laboratory, office and warehouse space in Woburn, Massachusetts for its diagnostic business. As part of the sale of the Business the lease for the Woburn facilities was assigned to Endogen.

The Business's total rent expense was approximately $189,000, $97,000 and $254,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

Future obligations for base rent under these and other noncancelable operating leases as of December 31, 1995 are approximately as follows:


                     Year ending December 31,  1996                                             $  268,000
                                               1997                                                272,000
                                               1998                                                296,000
                                               1999                                                258,000
                                               2000                                                  8,000
- - ----------------------------------------------------------------------------------------------------------
                 Total minimum lease payments                                                   $1,102,000
==========================================================================================================

6.   OTHER ASSETS

Other assets includes the following:

                                                                    December 31,              December 31,
                                                                            1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Capitalized Patent  and Trademark Costs               $114,623                  $102,299
                  Accumulated Amortization                               (33,940)                  (21,225)
- - ----------------------------------------------------------------------------------------------------------

                  Capitalized Patent and Trademark Costs, Net             80,683                    81,074
                  Other Non Current Assets                                42,000                    42,000
- - ----------------------------------------------------------------------------------------------------------

                                                                        $122,683                  $123,074
==========================================================================================================


Amortization expense for the years ended December 31, 1995, 1994 and 1993 relating to patent costs and trademarks was approximately $13,000, $10,000 and $9,000, respectively.


7.   ACCRUED EXPENSES

Accrued expenses includes the following:

                                                                    December 31,              December 31,
                                                                            1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Accrued License Fees and Royalties                    $ 38,978                  $ 38,000
                  Accrued Payroll                                         44,359                        --
                  Accrued Consulting Fees                                     --                    14,250
                  Accrued Travel                                              --                    20,000
                  Accrued Other                                           50,986                    67,673
- - ----------------------------------------------------------------------------------------------------------

                                                                        $134,323                  $139,923
==========================================================================================================

8.   INCOME TAXES

The components of the deferred tax benefit include:

                                                                                  Year Ended December 31,
                                                                         1995              1994             1993
- - -------------------------------------------------------------------------------------------------------------------

              Deferred Income Tax Benefit:
                      Federal                                          $ 687,971        $ 624,424        $1,567,320
                      State                                              228,847          196,577           506,862
- - -------------------------------------------------------------------------------------------------------------------

                                                                         916,818          821,001         2,074,182
              Deferred tax assets valuation allowance                   (916,818)        (821,001)       (2,074,182)
- - -------------------------------------------------------------------------------------------------------------------

                                                                       $      --        $     --        $       --
===================================================================================================================

Deferred tax assets are comprised of the following at December 31:

                                                                         1995                      1994
- - ----------------------------------------------------------------------------------------------------------

                  Net Operating Loss Carryforwards                   $ 4,189,778               $ 3,353,874
                  Tax Credit Carryforwards                               425,316                   366,255
                  Other                                                  248,308                   226,515
- - ----------------------------------------------------------------------------------------------------------

                  Gross Deferred Tax Assets                            4,863,402                 3,946,644
                  Deferred Tax Assets Valuation Allowance             (4,863,402)               (3,946,644)
- - ----------------------------------------------------------------------------------------------------------

                                                                     $        --               $        --
==========================================================================================================

A reconciliation between the amount of reported income tax expenses and the amount computed using the U.S. Statutory rate of 35% follows:

                                                                                  Year Ended December 31,
                                                                         1995              1994             1993
- - -------------------------------------------------------------------------------------------------------------------

              Benefit of Loss at Statutory Rates                      $ (752,768)      $ (690,545)      $(1,725,162)
              State Tax Benefit, Net of Federal Tax Effect              (131,381)        (122,075)         (305,577)
              Other                                                      (32,669)          (8,381)          (43,443)
              Benefit of Losses and Credits Not Recognized,
                      Increase in Valuation Allowance                    916,818          821,001         2,074,182
- - -------------------------------------------------------------------------------------------------------------------

                                                                     $        --       $      --        $        --
===================================================================================================================

The Business has provided a full valuation allowance for deferred tax assets as management has concluded that it is more likely than not that the Business will not recognize any benefits from its net deferred tax assets The utilization of the deferred tax benefit will depend on numerous factors, including the Business's future profitability.

9.   RESEARCH AND LICENSING AGREEMENTS

The Business has entered into licensing agreements with several universities and research organizations. Under the terms of these agreements, the Business has received licenses to technology, certain patents or patent applications. The Business is required to make payments of nonrefundable license fees and royalties which amounted to approximately $85,000, $115,000 and $60,000 for the years ended December 31, 1995, 1994 and 1993.

10.  FOREIGN SALES AND SALES TO SIGNIFICANT CUSTOMERS

Foreign Sales:

Product sales were generated geographically as follows:


         Net Product Sales for the
         Twelve Months Ended          Europe            USA               Asia             Other           Total
- - ---------------------------------------------------------------------------------------------------------------------

         December 31, 1995           $  730,000       $  964,000          $481,000         $125,000        $2,300,000
         December 31, 1994            1,178,000        1,305,000           517,000           32,000         3,032,000
         December 31, 1993            1,719,000        1,162,000           419,000           50,000         3,350,000

Sales to Significant Customer:

In 1995, the Business had product sales to one customer of 12% of total sales. In 1994, the Business had sales to one customer of 12% of total sales and to another customer of 11% of total sales. In 1993, the Business had sales to one customer of 16% of total sales and to another customer of 12% of total sales.


11.  ACQUIRED IN-PROCESS RESEARCH AND DEVELOPMENT

In September 1993, the Business acquired approximately $2,100,000 of in-process research and development costs in conjunction with the acquisition of the outstanding minority interest in TCD. In accordance with generally accepted accounting principles, the Business expensed this amount as research and development costs upon acquisition.


12.  FACILITY RELOCATION EXPENSE

In June 1994, TCS and TCD temporarily vacated their headquarters and manufacturing facility at 38 Sidney Street in Cambridge, Massachusetts due to air quality problems within the building causing certain employees to experience skin and respiratory irritation. During the third quarter of 1994, management determined that it could not return to the building and ensure the protection of its employees' health. As a result, TCD relocated its operating facility to Woburn, Massachusetts. The costs to physically move property and establish computer and telephone networks at alternate sites and other costs directly associated with vacating the Sidney Street location are included as facility relocation expense.

13.  PARENT COMPANY INVESTMENT


At December 31, 1995, T Cell Diagnostics, Inc. has 1,000 shares authorized, issued and outstanding common stock, $.001 par value and 2,000 shares authorized preferred stock, $.001 par value. Since the Business is not a legal entity, there are no customary equity or capital accounts. Rather, a parent company investment is maintained by the Business and TCS to account for intercompany transactions and related charges and credits as further described in Note 14. No interest has been charged on the parent company investment.


A summary of changes in the parent company investment is as follows:



                  Parent company investment at December 31, 1992                                 1,260,283
                      Net loss                                                                  (4,929,035)
                      Capital contribution from parent                                           4,502,646
- - ----------------------------------------------------------------------------------------------------------

                  Parent company investment at December 31, 1993                                   833,894
                      Net loss                                                                  (1,972,985)
                      Capital contribution from parent                                           2,182,272
- - ----------------------------------------------------------------------------------------------------------

                  Parent company investment at December 31, 1994                                 1,043,181
                      Net loss                                                                  (2,150,767)
                      Capital contribution from parent                                           2,280,888
- - ----------------------------------------------------------------------------------------------------------

                  Parent company investment at December 31, 1995                               $ 1,173,302
==========================================================================================================


14.  RELATED PARTY TRANSACTIONS AND ALLOCATIONS

Cash

The Business utilized TCS's centralized cash management services. Generally, under such service arrangements, accounts receivable were collected and cash was invested centrally. Additionally, disbursing operations were funded centrally on demand. As a result, the Business carried no cash but received charges and credits against parent company investment for cash used and collected through TCS.

Corporate and Divisional Services

The Business used, and was charged costs for, certain administrative and accounting services that TCS provided to the Business and to other TCS operations at the corporate administrative offices, including human resources, data processing and legal services.

In addition, TCS allocates a portion of its domestic corporate expenses to respective business units. These include TCS executive management and corporate overhead; benefit administration; risk management/insurance administration; tax and treasury/cash management services; litigation administration services; and other support and executive functions.

All of the allocations and charges described above are included in general and administrative expenses in these financial statements. Such allocations and charges are based on either a direct cost allocation or a percentage of total costs for the services provided. Such allocations and charges totaled $703,000, $723,000 and $613,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

TCS also charges the Business, based on the Business' experience, for its share of workers' compensation, employee life, medical and dental, and other general business liability insurance premiums and claims handled on a corporate-wide basis. These charges are based upon a combination of experience and payroll dollars and totaled $164,000, $124,000 and $177,000 in 1995, 1994 and 1993,
respectively and are allocated based on the nature of the function.

Management believes that the basis used for allocating corporate and divisional services is reasonable. However, the terms of these transactions may differ from those that would result from transactions among unrelated parties.